SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
                             --------------------

                                  FORM 8-K
                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              August 19, 1999
                     (Date of earliest event reported)

                        PEERLESS SYSTEMS CORPORATION
           (Exact name of Registrant as specified in its charter)


           Delaware                000-21287              95-3732595
           (State of         (Commission File No.)       (IRS Employer
       incorporation or                               Identification No.)
         organization)


                           2381 Rosecrans Avenue
                               El Segundo, CA
                  (Address of principal executive offices)


                                     90245
                                 (zip code)


                                (310) 536-0908
             (Registrant's telephone number, including area code)






ITEM 5.     OTHER EVENTS.

            We are filing this Current Report on Form 8-K ("Current Report") to make generally available certain information regarding the Registrant.

            On August 19, 1999, the Registrant reported its financial results for the second fiscal quarter ended July 31, 1999. A copy of the press release (the "Press Release") announcing those results is set forth in Exhibit 99.1 to this Current Report and is hereby incorporated by reference herein. The Press Release includes historical quarterly financial results for the Registrant and for Peerless Systems Networking (formerly Auco, Inc.), which Peerless acquired on June 10, 1999, in a transaction accounted for as a pooling-of-interests, as well as combined financial results for the two companies.


ITEM 7.     EXHIBITS.


99.1          Press Release of the Registrant, dated August 19, 1999.




                                 SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                              PEERLESS SYSTEMS CORPORATION


                              By: /s/ Carolyn Maduza
                                  -----------------------
                                  Name:  Carolyn Maduza
                                  Title: Chief Financial Officer


Date:  August 19, 1999




                               EXHIBIT INDEX


EXHIBIT           DESCRIPTION

99.1              Press Release of the Registrant, dated August 19, 1999.